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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Hyseq, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                            /s/ KPMG LLP

San Francisco, California
November 25, 2002